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                              RYDEX VARIABLE TRUST
                              PRECIOUS METALS FUND

             SUPPLEMENT DATED SEPTEMBER 9, 1999 TO THE PROSPECTUS
                                DATED MAY 1, 1999


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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At a meeting scheduled for September 24, 1999, shareholders of the Precious
Metals Fund of Rydex Variable Trust will be asked to vote to approve a change in the Fund's objective. If shareholders approve the change, the Fund's new objective will be capital appreciation by investing in U.S. and foreign companies involved in the precious metals industry, including exploration, mining, production and development, and other precious metals-related services. The Fund will not seek to provide investment results that correspond to a benchmark primarily for precious metals-related securities. In addition, the Fund's new objective would be non-fundamental and could be changed without further shareholder approval.

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                     PLEASE RETAIN FOR FUTURE REFERENCE